UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 4, 2026

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in charter)

Delaware	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI Boulevard
Dallas, Texas 75243
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 479-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	TXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	Other Events

On February 4, 2026, Texas Instruments Incorporated (“Texas Instruments”) and Silicon Laboratories Inc. (“Silicon Labs”) issued a joint press release announcing the entry into a definitive agreement under which Texas Instruments will acquire Silicon Labs. The press release also announced that Texas Instruments will hold a webcast to discuss the transaction and answer questions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Attached hereto as Exhibit 99.2 and incorporated by reference herein is the investor presentation to be made available during the aforementioned webcast.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the U.S. Securities and Exchange Commission (the “SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any registration statement filed by Texas Instruments under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Joint Press Release issued by Texas Instruments and Silicon Labs, dated February 4, 2026

99.2	Investor Presentation

Additional Information and Where to Find It

In connection with the proposed transaction, Silicon Labs plans to file a proxy statement with the Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. STOCKHOLDERS OF SILICON LABS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT SILICON LABS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by Silicon Labs at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Silicon Labs’ Investor Relations at investor.relations@silabs.com or (512) 416-8500.

Participants in Solicitation

Texas Instruments, Silicon Labs and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Texas Instruments’ directors and executive officers is available in (a) Texas Instruments’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “ITEM 10. Directors, executive officers and corporate governance,” “ITEM 11. Executive compensation,” “ITEM 12. Security ownership of certain beneficial owners and management and related stockholder matters” and “ITEM 13. Certain relationships and related transactions, and director independence,” which was filed with the SEC on February 14, 2025, and can be found at www.sec.gov; (b) Texas Instruments’ definitive proxy statement for its

2025 annual meeting of stockholders, which was filed with the SEC on March 5, 2025, under the headings “Election of directors,” “Executive compensation,” and “Security ownership of directors and management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Texas Instruments’ securities by its directors or executive officers have changed since the amounts set forth in Texas Instruments’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Texas Instruments will be available free of charge through the website maintained by the SEC at www.sec.gov and Texas Instruments’ website at https://investor.ti.com/. Information regarding Silicon Labs’ directors and executive officers is available in (a) Silicon Labs’ Annual Report on Form 10-K for the fiscal year ended December 28, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 4, 2025, and can be found at www.sec.gov; (b) Silicon Labs’ definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 12, 2025, under the headings “Proposal One: Election of Directors,” “Ownership of Securities,” “Executive Officers,” and “Compensation Discussion and Analysis,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Silicon Labs’ securities by its directors or executive officers have changed since the amounts set forth in Silicon Labs’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Silicon Labs’ definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Texas Instruments’ or Silicon Labs’ plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Texas Instruments’ or Silicon Labs’ plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed transaction, including the risks that (a) the proposed transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain Silicon Labs stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, and (d) other conditions to the consummation of the proposed transaction under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Texas Instruments or Silicon Labs or their respective businesses, including the risks that Texas Instruments’ or Silicon Labs’ stock price may decline significantly if the proposed transaction is not completed; (3) the effects that the announcement or pendency of the proposed transaction may have on Texas Instruments or Silicon Labs and their respective businesses, including the risks that as a result (a) Texas Instruments’ or Silicon Labs’ business, operating results or stock price may suffer, (b) Texas Instruments’ or Silicon Labs’ current plans and operations may be disrupted, (c) Texas Instruments’ or Silicon Labs’

ability to retain or recruit key employees may be adversely affected, (d) Texas Instruments’ or Silicon Labs’ business relationships (including, customers and suppliers) may be adversely affected, or (e) Texas Instruments’ or Silicon Labs’ management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Silicon Labs’ ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Silicon Labs and others; (6) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors, including the impact of the current global memory chip shortage; and (8) other factors described in the reports of (a) Texas Instruments filed with the SEC, including but not limited to the risks described in Texas Instruments’ Annual Report on Form 10-K for its fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, and Texas Instruments’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC and (b) Silicon Labs filed with the SEC, including but not limited to the risks described in Silicon Labs’ Annual Report on Form 10-K for its fiscal year ended December 28, 2024, which was filed with the SEC on February 4, 2025, and Silicon Labs’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC. All forward-looking statements attributable to Texas Instruments or Silicon Labs, or persons acting on Texas Instruments’ or Silicon Labs’ behalf, are expressly qualified in their entirety by this cautionary statement. Further, each of Texas Instruments and Silicon Labs disclaims any obligation to update the information in this communication or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: February 4, 2026	By:	/s/ Rafael R. Lizardi
Rafael R. Lizardi
Senior Vice President and Chief Financial Officer